Exhibit 99.2

Signature of Reporting Persons:

This statement on Form 4 is filed is filed by Sanderling Venture Partners V, L.P., Sanderling V Biomedical, L.P., Sanderling V Limited Partnership, Sanderling V Beteiligungs GmbH & Co. KG, Sanderling V Ventures Management, Sanderling V Biomedical Co-Investment Fund, L.P., Sanderling Venture Partners V Co-Investment Fund, L.P., Sanderling V Strategic Exit Fund, L.P., Sanderling Venture Partners VI Co-Investment Fund, L.P., and Sanderling VI Beteiligungs GmbH & Co. KG. The principal business address of each of the reporting persons is c/o Sanderling Venture Partners V, L.P., 400 South El Camino Real, Suite 1200, San Mateo, CA 94402. The reporting entities disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

Sanderling Venture Partners V, L.P. By: Middleton, McNeil & Mills Associates V, LLC By: /s/ Timothy J. Wollaeger Timothy J. Wollaeger Managing Director
Sanderling V Biomedical, L.P. By: Middleton, McNeil & Mills Associates V, LLC By: /s/ Timothy J. Wollaeger Timothy J. Wollaeger Managing Director
Sanderling V Limited Partnership By: Middleton, McNeil & Mills Associates V, LLC By: /s/ Timothy J. Wollaeger Timothy J. Wollaeger Managing Director
Sanderling V Beteiligungs GmbH & Co. KG By: Middleton, McNeil & Mills Associates V, LLC By: /s/ Timothy J. Wollaeger Timothy J. Wollaeger Managing Director
Sanderling V Ventures Management By: /s/ Timothy J. Wollaeger Timothy J. Wollaeger Owner
Sanderling V Biomedical Co-Investment Fund, L.P. By: Middleton, McNeil & Mills Associates V, LLC By: /s/ Timothy J. Wollaeger Timothy J. Wollaeger Managing Director
Sanderling Venture Partners V Co-Investment Fund, L.P. By: Middleton, McNeil & Mills Associates V, LLC By: /s/ Timothy J. Wollaeger Timothy J. Wollaeger Managing Director
Sanderling V Strategic Exit Fund, L.P. By: Middleton, McNeil, & Mills Associates V, LLC By: /s/ Timothy J. Wollaeger Timothy J. Wollaeger Managing Director
Sanderling Venture Partners VI Co-Investment Fund, L.P. By: Middleton, McNeil, Mills & Associates VI, LLC By: /s/ Timothy J. Wollaeger Timothy J. Wollaeger Managing Director
Sanderling VI Beteiligungs GmbH & Co. KG By: Middleton, McNeil, Mills & Associates VI, LLC By: /s/ Timothy J. Wollaeger Timothy J. Wollaeger Managing Director